Exhibit 99.1

To our shareholders, Thus far, 2022 has been an exciting year for Bank First as our dedicated team of bankers continues to deliver exceptional financial results as we grow the Bank through solid organic growth complimented by strategic bank acquisitions. This growth is fueled by our team consistently delivering Bank First’s G.U.E.S.T. experience to each customer we serve. At the bank, we Greet our customers by Using their name, making Eye contact, Smiling and Thanking them for their relationship. In the first six months of 2022, Bank First has grown loans (excluding the impact of Paycheck Protection Program loan activity) by 16.24% on an annualized basis. Kevin LeMahieu, our CFO, and I are often asked by financial analysts and institutional investors for Bank First’s secret to delivering consistently strong growth over the years. By focusing our growth on building and growing banking relationships instead of transactions, and delivering our customers with the G.U.E.S.T. experience, we have developed a very loyal customer base. This is demonstrated by our Net Promoter Score of 84, which means nearly 90% of customers responding to a survey are enthusiastic promoters of Bank First and its products and services. Our reputation of providing exceptional customer service puts Bank First at top of mind for other banks seeking to partner with a larger financial institution. We are proud to announce that we closed on our merger with Denmark Bancshares, Inc. on Friday, August 12, and welcomed their customers to the bank on Monday, August 15. Our acquisition of Denmark State Bank will grow our assets by approximately $690 million and enhance our presence in Manitowoc and Brown counties, and expands our footprint to include Shawano County. On July 26, 2022, we announced our upcoming merger with Hometown Bancorp, Ltd, a $627.6 million bank, headquartered in Fond du Lac, Wisconsin. Hometown is a relationship-focused bank that was built on trust and exceptional customer service. This acquisition will grow our presence in Outagamie and Jefferson counties and introduce Bank First to Fond du Lac, Waushara and Columbia counties. Upon completion of the merger on February 10, 2023 (which is subject to regulatory approval), Tim McFarlane, Hometown’s President and CEO, will be joining Bank First as its President. I will remain the bank’s CEO and together we will work diligently to give our team of bankers the products, services and support they need to continue delivering the G.U.E.S.T. experience to all our current and future customers. To learn more about the completion of the Denmark Bancshares, Inc. merger or the upcoming Hometown Bancorp, Ltd. merger, please visit our Shareholder Services section of our website, then select News. Michael B. Molepske CEO and President (920) 652-3202 MESSAGE FROM THE CEO Ticker: BFC www.bankfirst.com CORPORATION AUGUST 2022 SHAREHOLDER NEWS MIKE MOLEPSKE Bank First Corporation welcomes Laura Kohler to its Board of Directors Laura E. Kohler was elected to the Bank First Corporation Board of Directors on June 13, 2022. “Laura brings a wealth of knowledge, business experience, and dedication to community and social responsibility, which strongly aligns with our culture. Laura approaches matters with an open mind and offers alternative viewpoints,” stated Molepske. “She focuses on making a meaningful impact on our communities, protecting the environment, and creating ethical, safe and inclusive workplaces where all employees can achieve their full potential.” Ms. Kohler will serve on the Compensation and Executive Committees. Her extensive experience in the area of human resources and talent development make her an exceptional addition those committees. Ms. Kohler serves as Senior Vice President – Human Resources, Stewardship and Sustainability for Kohler Co., and has served on Kohler’s Board of Directors and its Executive Committee since 1999. She oversees the company’s worldwide Human Resources organization and leads Kohler’s Stewardship and Sustainability programs. LAURA KOHLER

SECOND QUARTER KEVIN LEMAHIEU Chief Financial Officer (920) 652-3362 Quarterly Common Stock Cash Dividend Bank First’s Board of Directors approved a quarterly cash dividend of $0.25 per common share, payable on October 5, 2022, to shareholders of record as of September 21, 2022. This dividend represents a 13.6% increase over the previous quarter’s dividend, and a 19.0% increase over the dividend declared one year earlier. Bank First elects Molepske as Chairman of the Board, Sachse as Lead Independent Director Bank First Corporation announced the election of Michael B. Molepske as Chairman of the Board of Directors of Bank First Corporation and Bank First effective June 13, 2022. Mr. Molepske assumed the role from Michael G. Ansay, who will be retiring from the board in 2024. To facilitate a smooth transition of leadership to Mr. Molepske, Mr. Ansay stepped down from the role of Chairman with the intention of providing guidance and continuity to the board over the next two years. David R. Sachse has been elected as Lead Independent Director, succeeding Donald R. Brisch, who retired from the Board of Directors on June 13, 2022. The Board of Directors is confident that the industry knowledge, experience, and leadership of all its directors will continue to translate to outstanding customer experience and shareholder return. Brisch and Dempsey retire from the Board of Directors Donald R. Brisch and Michael P. Dempsey, two long-time members of the Board of Directors, retired from the board on June 13, 2022. During his tenure, Brisch has served as Lead Independent Director and participated as a member of every committee. Dempsey became a director of Bank First Corporation and the bank in 2014. He was later named President of the bank in 2015 and served on the bank’s Senior Management Team. With his extensive banking experience, Dempsey provided valuable insight, leadership, creativity, and strength to the Board of Directors. MIKE MOLEPSKE DAVID SACHSE DONALD BRISCH MICHAEL DEMPSEY Total assets for the Company increased by 2.8% to $2.92 billion at March 31, 2022, compared to $2.85 billion at March 31, 2021. Loans grew by $87.8 million, representing a 3.9% increase year-over-year. Loan balances originated under the Small Business Administration’s Paycheck Protection Program (“PPP”) totaled $16.9 million at March 31, 2022 compared to $188.2 million at March 31, 2021. Excluding the impact of PPP loans, other loans at the Company increased by $259.1 million, or 12.7%, year-over-year. Deposits increased by $109.1 million during this same period, or 4.5%. Growth in deposits trailed growth in loans during the previous twelve months. Significant government stimulus was put into the economy during 2020 and early 2021, with limited ways to spend it due to many areas of society being shut down, causing deposits at Bank First as well as most financial institutions to swell. During the latter part of 2021 and the first quarter of 2022 some of this stimulus has begun to leave depository accounts as it is deployed into the economy, stunting the growth in overall deposits at the Company year-over-year. Earnings per share for the quarter ended March 31, 2022, was $1.34. This represents a decrease of 10.1% compared to earnings per share of $1.49 during the first quarter of 2021. Loans originated under PPP added $0.6 million to interest income for the first quarter of 2022, compared to $2.4 million for the first quarter of 2021, a reduction of approximately $0.16 in quarterly earnings per share for the first quarter year-over- year. The decline in retail residential lending mentioned in the next paragraph further reduced first quarter year-over-year earnings per share by $0.20. Net income was $10.2 million for the quarter ended March 31, 2022, compared to $11.5 million during the quarter ended March 31, 2021. Non-interest income totaled $5.2 million for the quarter ended March 31, 2022, down from $6.3 million during the first quarter of 2021. A primary driver for this decrease was a significant slowdown in the retail lending environment after a robust run through 2020 and 2021, leading to gains on sales of mortgage loans to the secondary market of $0.7 million during the first quarter of 2022, compared to $2.8 million during the first quarter of 2021. Non-interest expense totaled $12.7 million for the quarter ended March 31, 2022, up from $12.4 million for the first quarter of 2021. Most areas of non-interest expense experienced modest increases, though overall expenses were well contained considering the inflationary environment that developed during the end of 2021 and start of 2022. Outside service fees increased by $0.4 million, or 55.2%, during the first quarter of 2022 compared to the first quarter of 2021, due primarily to $0.5 million in expenses related to the pending acquisition of Denmark Bancshares, Inc. Total shareholders’ equity increased by 4.9% to $318.3 million at March 31, 2022, compared to $303.4 million at March 31, 2021. Equity increased due to strong earnings which were offset by dividends totaling $8.8 million, common share repurchases totaling $12.9 million, and a decline in the fair value of our available for sale securities portfolio (due to interest rate movements) of $9.1 million over the twelve months from the end of the first quarter of 2021 to the end of the first quarter of 2022.

6/30/2022 6/30/2021 Return on Average Assets (YTD) 1.38% 1.65% Return on Average Equity (YTD) 13.75% 15.16% Full-Time Equivalent Employee (FTE) - period end 279 302 Average Assets per Average FTE $ 11,445 $ 9,254 Dividend Payout Ratio 15% 14% Dividends Per Share (YTD) $ 0.44 $ 0.42 Net Interest Margin (YTD) 3.13% 3.47% Shares Outstanding - period end 7,470,255 7,688,795 6/30/2022 6/30/2021 ASSETS Cash, Cash Equivalents and Fed Funds Sold $ 43,985 $ 251,071 Investment Securities 326,293 159,730 Other Investments at Cost 19,564 8,990 Loans, Net 2,364,919 2,205,670 Premises and Equipment 50,608 43,503 Other Assets 155,658 149,986 Total Assets $ 2,961,027 $ 2,818,950 LIABILITIES Deposits $ 2,601,477 $ 2,446,654 Securities Sold Under Repurchase Agreements 16,125 21,679 Borrowed Funds 19,235 26,697 Other Liabilities 10,028 12,490 Total Liabilities $ 2,646,865 $ 2,507,520 Total Shareholder Equity 314,162 311,430 Total Liabilities and Shareholder Equity $ 2,961,027 $ 2,818,950 6/30/2022 6/30/2021 Total Interest Income $ 50,040 $ 48,445 Total Interest Expense 4,270 4,528 Net Interest Income 45,770 43,917 Provision for Loan Losses 1,700 1,850 Net Interest Income After Provision for Loan Losses 44,070 42,067 Total Other Income 10,785 12,990 Total Operating Expenses 25,950 24,652 Income Before Provision for Income Taxes 28,905 30,405 Provision for Income Taxes 7,068 7,343 Net Income $ 21,837 $ 23,062 Earnings Per Share: Basic $ 2.89 $ 2.99 Earnings Per Share: Diluted $ 2.89 $ 2.99 FINANCIAL PERFORMANCE Consolidated Statements of Financial Condition Key Financial Metrics Consolidated Statements of Income (In Thousands) (In Thousands, Except Per Share Data)

Let’s stay in touch. Follow us! Bank First announces new hires and promotions AMY DEMAIN joined Bank First as Vice President – Retail Banking. Amy has over 21 years of retail banking experience, most recently serving as Assistant Vice President and Senior Mortgage Loan Officer for North Shore Bank. In her new role, Amy will be responsible for the development and growth of the bank’s retail lending portfolio in Door County. Amy earned her Bachelor of Arts in Psychology and Counseling Foundations at UW - Stout. Amy volunteers at events for the Wisconsin Humane Society and serves as treasurer on the Door County Home Builders Association Board of Directors. She is also a member of the Door County Board of Realtors and serves on the advocacy committee which is responsible for community involvement. In 2021, Amy was named the Door County Board of Realtors Affiliate of the Year for her involvement and contributions to the group. ANDREW THOMAS joined Bank First as Senior Vice President – Business Banking. Andrew has over nine years of commercial lending experience, including three years as a credit analyst and most recently serving as a commercial lender at First Citizens Bank. In his new role, Andrew will be responsible for the development and growth of the bank’s business portfolio in the southern market. Andrew earned his bachelor’s degree in accounting at St. Ambrose University in Davenport, Iowa. He serves on the board of directors of Donna Lexa Art Centers as treasurer as well as on the Wishmaker Committee for Make-A- Wish Wisconsin. ANDREW KITTELSON joined Bank First as Vice President – Business Banking. Andrew comes to Bank First with 29 years of banking experience, specializing in commercial lending, financial planning, and asset management for businesses. In his new role, Andrew will be responsible for developing new and enhancing existing business relationships in Sheboygan County. He earned his Bachelor of Science Degree with a major in Economics and a minor in Business Administration at UW – Stevens Point, in addition to a Bachelor of Science Degree in Accounting at Lakeland University. Andrew serves on the Sheboygan YMCA Board of Managers and is a member of the Sheboygan Rotary Club as well as the Sheboygan County Economic Club. He is active in the St. Peter Claver Church and Christ Child Academy Grade School serving as a member of the Parish Council and Finance Committee and as chairman of the Endowment Committee. DEREK DOMINO has been promoted to Treasury Management Manager. Derek joined Bank First in 2018 as Treasury Management Assistant and has served various roles within the Treasury Management department. Derek was instrumental in helping launch the bank’s Merchant Services platform and continues to manage the program. In his new role, Derek will oversee the bank’s Treasury Management team while continuing to be responsible for growing and onboarding new business customers, assisting current customers with account management solutions, and promoting the bank’s treasury management and merchant service products and services. Derek received his bachelor’s degree in business management and master’s degree in business management and organizational development from Silver Lake College in Manitowoc, Wisconsin. AMANDA SITKIEWITZ has been promoted to Senior Vice President – Market President for the bank’s Manitowoc region. Amanda has over 18 years of banking experience and has served as the Manitowoc Retail Market Manager since 2019. In her new role, Amanda will work closely with business bankers through community engagement endeavors, ensuring the delivery of exceptional customer service, and promoting the bank in the greater Manitowoc area. She will continue to oversee the Bank First offices in Kiel, Manitowoc, Mishicot, Valders, Two Rivers, Reedsville and Whitelaw. Amanda earned her Bachelor of Arts degree in Spanish from the University of Wisconsin - Green Bay and is a native to the Manitowoc area. She serves as treasurer for CORE Treatment Services and is active with the Manitowoc County Board of Realtors as well as the Manitowoc Home Builders Association. KRIS WYCHESIT has been promoted to Retail Banking Officer. Kris joined Bank First in 2010 as Teller / Customer Service Representative and quickly advanced to other roles within the bank including Teller Supervisor, Personal Banker, and most recently Retail Banker. Kris is responsible for assisting current customers with their personal banking needs and providing financial resources to both new and existing customers, including deposit accounts and consumer and retail loans. Kris volunteers at Oostburg Christian School and is a member of the Sheboygan Rotary Club. AJ SPACKMAN has been promoted to Assistant Vice President – Retail Loan Operations Officer. AJ began his career at Bank First in 2012 as a teller. He transitioned to Retail Underwriting, first as Specialist, was later promoted to Retail Underwriting Officer and most recently held the position of Assistant Vice President – Underwriting. In his new role, AJ will manage the bank’s pre-processing, processing, booking, and quality control teams in addition to the underwriting team. AJ earned his bachelor’s degree with a double major in accounting and business management from UW – Green Bay. He is a member of Young Professionals of Manitowoc County. DEMAIN KITTLESON THOMAS WYCHESIT DOMINO SITKIEWITZ SPACKMAN